Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE TO ACCREDITED INVESTORS PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

PLEASE PRINT:

NAME OF SUBSCRIBER:	[_]

PRINCIPAL AMOUNT OF SECURITIES PURCHASED:	USD$[_]

FORM SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in ordinary shares, par value USD$0.024 per share (the “Securities”) of Antelope Enterprise Holdings Ltd., a publicly-traded company organized under the laws of the British Virgin Islands (the “Company”) in connection with the private placement of such Securities. This Offering (as defined below) will continue until the earlier of: (i) [_], 2020 or (ii) the Company’s receipt of the purchase consideration for the Securities in the total amount of USD$[_], unless extended without notice by the Company for additional thirty (30) days (the “Termination Date”). All funds received in the Offering shall be, upon fulfillment of the other conditions precedent set forth herein, delivered to the Company, at which time the Securities subscribed for shall be delivered, subject to the terms and provisions hereof and as further described below, to the Investor.

1.	Subscription and Purchase Price

(a)  Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Securities indicated above on the terms and conditions described herein. The principal amount of the Securities purchased is USD$[_], which purchase price may be paid in accordance with payment instructions set forth in Schedule I. The Company and the Investor understand and agree that in order for the Company to remain in compliance with the Nasdaq Stock Market continued listing requirements, the total number of Securities which may be sold by the Company in this Offering (as defined below) shall not exceed in the aggregate 19.99% of the number of the Company’s ordinary shares issued and outstanding as of the date of the Closing (as defined below).

Subscriptions for lesser amounts may be accepted at the discretion of the Company. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter. In the event of the rejection of this subscription, the Investor’s subscription payment will be promptly returned to him, her or it without interest or deduction and this Subscription Agreement shall have no force or effect.

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(b)  Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Securities shall be USD$[_], for an aggregate purchase price as set forth on Page 10 hereof (the “Purchase Price”). The undersigned understands and agrees that, subject to Section 2 hereof and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.	Acceptance, Offering Term and Closing Procedures

(a)  Acceptance or Rejection. The obligation of the undersigned to purchase the Securities shall, subject to the investor accreditation process, applicable securities laws and the closing conditions contained in this Section, be irrevocable and the undersigned shall be legally bound to purchase the Securities subject to the terms set forth in this Agreement.

(b)  Closing. The closing (“Closing”) of this offering may occur any time and from time to time before the Termination Date. There is no minimum offering. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by the Investors and countersigned by the Company and the Closing with respect to such Securities has occurred. The Investor understands and acknowledges that (i) no fees or commission are paid in connection with the purchase of the Securities, and (ii) the Company will utilize the proceeds of this purchase for general corporate and working capital purposes.

3.	Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company, as follows:

(a)   Because this Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Investor understands that the Securities are being sold without registration under the Securities Act. The Investor has received and reviewed all information and materials regarding the Company that he, she or it has requested, including, without limitation, all reports and other filings made by the Company with the Securities and Exchange Commission (the “SEC”) that are available through EDGAR at the SEC’s website (www.sec.gov), including, but not limited to: (i) the Company’s Annual Report on Form 20-F for the year ended December 31, 2019, (ii) the Company’s GAAP financial information contained in Exhibit 99.1 of the Company’s Current Reports on Form 6-K furnished to the SEC, and (iii) the Company’s Current Reports on Form 6-K furnished to the SEC on Commission on May 26, September 3, 21 and 29, and October 14, 2020, respectively, with any amendments to any of the foregoing, as well as the risk factors relating to the Company and purchase of the Securities set forth in the Company’s publicly available filings.

(b)  The undersigned has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)  The undersigned acknowledges his, her or its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company as follows:

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(i)  The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii)  The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities.

(iii)  The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

(iv)  The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received, carefully reviewed and understand the information contained in various documents and agreements provided by the Company, together with all appendices and exhibits thereto (as such documents may be amended or supplemented, the “Transaction Documents”), relating to the Offering.

(v)  The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Securities.

(d) The information in the Confidential Investor Questionnaire attached hereto as Exhibit A and completed and executed by the undersigned is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(e)  The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor or any affiliate or sub-agent thereof.

(f) The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(g)       The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) the Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, the Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(h) No representations or warranties have been made to the undersigned by the Company or any of its respective officers, employees, counsel, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained in the transaction agreements in connection with the Offering, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained in the transaction agreements in connection with the Offering.

(i) The undersigned understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment and has carefully read and considered the matters set forth in the agreements in connection with the Offering, and, in particular, acknowledges that the Company has a limited operating history.

(j) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(k) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the in the agreements in connection with the Offering. The agreements in connection with the Offering have not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a crime.

(l) The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any. The undersigned believes that the investment in the Securities is suitable for him, her or it based upon his, her or its investment objectives and financial needs, and he, she or it has adequate means for providing for his, her or its current financial needs and contingencies and have no need for liquidity with respect to such investment in the Company.

(m) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n) The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby.

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(o) The undersigned is not relying on the Company or any of its respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p) The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Transaction Documents were prepared by the future management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its respective management and should not be relied upon.

(q) No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the agreements in connection with the Offering.

(r)   The Investor is an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Confidential Investor Questionnaire to indicate an appropriate “accredited investor” category. The Investor can bear the entire economic risk of the investment in the Securities for an indefinite period of time and is knowledgeable about and experienced in investments in the equity securities of early stage publicly traded companies. The Investor is not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

(s)  The Investor is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”); the Investor is not and has not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of FINRA; and the Investor does not own any stock or other interest in any member of FINRA (other than interests acquired in open market purchases).

(t)   The information contained in the Confidential Investor Questionnaire, as well as any information which the Investor has furnished to the Company with respect to his, her or its financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, the Investor will furnish such revised or corrected information to the Company.

4.	Insider Trading Prohibition

Until the filing by the Company of a Current Report on Form 6-K describing, among other things, the Offering, the undersigned hereby agrees to refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company.

5.	Indemnification.

The Investor hereby agrees to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or Confidential Investor Questionnaire, or (b) arise out of or are based upon any breach by the Investor of any representation, warranty, or agreement made by the Investor contained herein or therein..

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6.	Notices to Subscribers

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE MADE AWARE THAT THEY ARE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THE OFFERING DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE COMPANY FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE. AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

7.	Miscellaneous Provisions

(a)  Confidential Information. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Company; provided, however, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the agreements in connection with the Offering, excluding any disclosures or other information that are publicly available.

(b)  Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

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(c) Survival. The undersigned’s representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(d) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(e) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

(f) Assignability. This Agreement is not transferable or assignable by the undersigned.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (i) Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

 (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

[Remainder of page left intentionally blank - signature pages follow]

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Signature Page to the Subscription Agreement

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the [_]th day of [_], 2020.

[_]	x $[_]	= $[_]
Securities subscribed for		Aggregate Purchase Price

Manner in which title is to be held (please check one):

1.	Ö	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ACCEPTED this ___ day of _________ 2020, on behalf of the Company.

By:
Name:
Title:

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Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

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